EXHIBIT 10.2

Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT
    THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into as of October 30, 2026, by and among STRATA CRITICAL MEDICAL, INC. (f/k/a Blade Air Mobility, Inc.), a Delaware corporation (“Holdings”), STRATA CRITICAL, INC., a Delaware corporation (“Critical”), HEART AND LUNG TRANSPLANT NATIONAL RECOVERY PROGRAM, LLC, a Florida limited liability company (“HLTNRP”), LOUISVILLE PERFUSION SERVICES, LLC, a Kentucky limited liability company (“LPS”), TRINITY AIR MEDICAL, LLC, an Arizona limited liability company (“Trinity Air”), KEYSTONE PERFUSION SERVICES, LLC, a Pennsylvania limited liability company (“Keystone”; together with Trinity Air and any other Person that becomes party hereto as a Borrower, collectively, the “Borrowers”, and each, a “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
W I T N E S E T H :
    WHEREAS, the Borrowers, the other Loan Parties party thereto, the lenders party thereto (the “Lenders”), and Administrative Agent have executed and delivered that certain Credit Agreement dated as of January 30, 2026 (as amended by that certain First Amendment to Credit Agreement, dated as of June 1, 2026, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders party hereto have agreed to provided such amendments, subject to the terms and conditions hereof.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Borrower, the other Loan Parties party hereto, the Administrative Agent, and the Lenders party hereto hereby covenant and agree as follows:
SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement from and after the date hereof refer to the Credit Agreement as amended hereby.
SECTION 2. Amendment to Credit Agreement. As of the date hereof, the Credit Agreement is amended as follows:
(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition alphabetically:
    “Approved Share Repurchase Program Payment” shall mean any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, by any Loan Party on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests of such Loan Party, which payment is made pursuant to a program in writing (i) submitted by such Loan Party to the Administrative Agent, (ii) describing (x) the maximum dollar amount to be paid by such Loan Party in respect of such program, (y) the period during which such program is in effect, including the last day of such program, (z) the fact that any payment thereunder is discretionary on the part of such Loan Party and not subject to any mandatory payment obligation on behalf of any Person, and (iii) which has been approved in writing by the Administrative Agent (which writing can be in the form of an email).
(b) Clause (c) of the definition of “Payment Conditions” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
    (c)    the Borrower Representative shall have delivered to the Administrative Agent a certificate in form and substance reasonably satisfactory to the Administrative Agent certifying as to the items described in (a) and (b) above and attaching calculations for item (b); provided that, with respect to any Restricted Payment that constitutes an Approved Share Repurchase Program Payment, such certificate shall not be required to be delivered at the time of the making of such Restricted Payment so long as the Borrower Representative certifies, in the next Compliance Certificate required to be delivered following the making of such Restricted Payment, that the Payment Conditions were satisfied with respect to such Restricted Payment (and attaches calculations for item (b)).
(c) Section 6.08(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
    (a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Loan Parties may declare and pay dividends with respect to their common stock payable solely in additional shares of their common stock, and, with respect to their preferred stock, payable solely in additional shares of such preferred stock or in shares of their common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Loan Parties may make Restricted Payments, not exceeding the Threshold Amount in the aggregate during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Loan Parties and their Subsidiaries, and (iv) Loan Parties may make cash Restricted Payments so long as the Payment Conditions are satisfied with respect to each such Restricted Payment.
(b)Section 5.01(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
    (j) promptly upon request by the Administrative Agent or any Lender, copies of all tax returns filed by any Loan Party with the U.S. Internal Revenue Service.
SECTION 3. Conditions Precedent. This Agreement shall become effective only upon satisfaction of each of the following conditions precedent on or before the date hereof:
(a) execution and delivery of this Agreement by the Borrowers, the Administrative Agent, and the Required Lenders; and
(b) the Borrowers shall have paid or reimbursed all costs and expenses of Administrative Agent (including the fees and expenses of counsel to Administrative Agent).

SECTION 4. Miscellaneous Terms.
(a) Loan Document. For avoidance of doubt, each Borrower, the Administrative Agent, and the Lenders party hereto hereby acknowledge and agree that this Agreement is a Loan Document.
(b) Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Loan Parties. Except to the extent otherwise expressly set forth herein, the agreements set forth herein shall have prospective application only from and after the date of this Agreement.
(c) No Novation or Mutual Departure. Each Loan Party expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above, and (ii) nothing in this Agreement shall affect or limit the Administrative Agent’s or any Lender’s right to demand payment of liabilities owing from any Loan Party to Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.
(d) Ratification. Each Loan Party (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as true and correct in all material respect as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).
(e) No Default. To induce the Administrative Agent and the Lenders to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), each Loan Party hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default, and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of any Borrower or any other Loan Party or arising out of or with respect to any of the Loans or other obligations of any Borrower or any other Loan Party owed to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.
(f) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Agreement.

(g) Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy or other electronic method of transmission pursuant to which the signature of such party can be seen (including Adobe Corporation’s Portable Document Format or PDF) shall have the same force and effect as the delivery of an original manually executed counterpart of this Agreement or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart thereof, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form.
(h) Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.
(i) Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
(j) Further Assurances. Each Loan Party agrees to take, at such Loan Party’s expense, such further actions as Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.
(k) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
(l) Severability. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
[SIGNATURES ON FOLLOWING PAGES.]

    IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent, and the Lenders party hereto have caused this Agreement to be duly executed under seal by its duly authorized officer as of the day and year first above written.

BORROWERS:

TRINITY AIR MEDICAL, LLC

By: STRATA CRITICAL, INC., its sole member

By: /s/ Melissa Tomkiel
Name: Melissa Tomkiel
Title: President and Secretary

KEYSTONE PERFUSION SERVICES LLC

By: STRATA CRITICAL, INC., its sole member

By: /s/ Melissa Tomkiel
Name: Melissa Tomkiel
Title: President and Secretary

OTHER LOAN PARTIES:

STRATA CRITICAL MEDICAL, INC. , a Delaware corporation

By: /s/ Melissa Tomkiel
Name: Melissa Tomkiel
Title: Co-Chief Executive Officer and General Counsel

[Signature Page to Second Amendment (Trinity Air (Strata))]

STRATA CRITICAL, INC.

By: /s/ Melissa Tomkiel
Name: Melissa Tomkiel
Title: President and Secretary

HEART AND LUNG TRANSPLANT NATIONAL RECOVERY PROGRAM, LLC

By: STRATA CRITICAL, INC., its sole member

By: /s/ Melissa Tomkiel
Name: Melissa Tomkiel
Title: President and Secretary

LOUISVILLE PERFUSION SERVICES, LLC

By: STRATA CRITICAL, INC., its sole member

By: /s/ Melissa Tomkiel
Name: Melissa Tomkiel
Title: President and Secretary

[Signature Page to Second Amendment (Trinity Air (Strata))]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Issuing Bank, Swingline Lender, and a Lender

By: /s/ Stephen Marra
Name:     Stephen Marra
Title:     Authorized Officer

[Signature Page to Second Amendment (Trinity Air (Strata))]